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                                  EXHIBIT 10.2

               AMENDMENT FIFTEEN TO INSURANCE PROCESSING AGREEMENT


This document is Amendment Fifteen to the Insurance Processing Agreement, made and entered into effective June 1, 1993, and amended by Amendment One to Insurance Processing dated June 4, 1998; Amendment Two to Insurance Processing Agreement dated September 25, 1998; Amendment Three to Insurance Processing Agreement dated October 19, 1998; Amendment Four to Insurance Processing Agreement dated December 15, 1998; Amendment Five to Insurance Processing Agreement dated March 25, 1999; Amendment Six to Insurance Processing Agreement dated May 10, 1999; Amendment Seven to Insurance Processing Agreement dated June 24, 1999; Amendment Eight to Insurance Processing Agreement dated August 5, 1999; Amendment Nine to Insurance Processing Agreement dated October 1, 1999; Amendment Ten to Insurance Processing Agreement dated January 31, 2000; Amendment Eleven to Insurance Processing Agreement dated March 1, 2000; Amendment Twelve to Insurance Processing Agreement dated April 19, 2000; Amendment Thirteen to Insurance Processing Agreement dated July 31, 2000; and Amendment Fourteen to Insurance Processing Agreement dated September 25, 2000 (the "Agreement"), by and between American National Insurance Company ("American National") a Texas corporation, and Legacy Marketing Group ("LMG"), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1. Section 6.1 of the Agreement is hereby deleted in its entirety and the following new Section 6.1 shall be substituted therefore:

       "6.1 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on November 30, 2000, the term of this Agreement. This Agreement may be renewed by mutual agreement for additional successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty (180) days prior to the end of the initial term or the renewal term."

2. Except as specifically amended hereby, all terms and provisions of the Insurance Processing Agreement shall remain in full force and effect.


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       LEGACY MARKETING GROUP                               AMERICAN NATIONAL INSURANCE
                                                              COMPANY
       By:          /s/ Preston Pitts                By:           /s/ Kelly M. Collier
                      -----------------                              --------------------

       Title:       President                        Title:        V. P. Alternative Distribution
                    ---------                                      ------------------------------

       Witness:     /s/ Anne Sedleniek               Witness:      /s/Jynx Yucra
                    ------------------                             -------------

       Date:        October 31, 2000                 Date:         October 27, 2000
                    -----------------                              ----------------
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